Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Forward looking statements regarding the Ozark Trust and Investment Corporation acquisition are based on currently available information. Actual results could differ materially after the consummation of this acquisition. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Company Profile


Kansas
Missouri
Arkansas
Tennessee

- **Ticker: SFNC**
- **$7.5 Billion** Total Assets
- **$1.4 Billion** Market Cap
- **4 State Footprint**
- **Since 1903**

- **History of strong asset quality**
- **Excellent non-interest income** (non-banking business units) --- 32% of revenue (4)
- **Converted from a National Charter to a State/Fed Member Charter** *(March 2016)*

- **Ranked 12th Best Performing Regional Bank in U.S.** (1)
- **Ranked 45th in the U.S. on ABA's list of Top 100 Farm Lenders** (2)
- **Ranked 59th in the U.S. on SBA's list of Top 100 SBA Lenders** (3)

(1) Source: SNL Financial's list of the Best Performing Regional Banks in U.S. for 2015
(2) Source: American Bankers Association's list of the Top 100 Farm Lender Ranked by Dollar Volume (as of 12/31/2015)
(3) Source: U.S. Small Business Administration's list of the Top 100 SBA Lenders Ranked by Number of Loans (as of 9/30/15)
(4) Excludes accretion interest income and other purchase accounting revenue

Company Footprint



Kansas
Kansas City
Wichita
Missouri
Saint Louis
Springfield
Arkansas
Little Rock
Pine Bluff
Memphis
Union city
Nashville
Tennessee
Knoxville
OK
TX
LA
MS
AL
GA
KY
IL

Simmons First National Corporation

Four Strategic Acquisitions

Metropolitan National Bank — Nearby & Neighborly

Announced:	Sep. 2013
Closed:	Nov. 2013
System Conversion:	Mar. 2014

- $945 million in Assets and $370 million in Trust Assets
- Section 363 Bankruptcy
- Markets: Little Rock MSA and Northwest Arkansas
- Purchase Price: $53.6 million (0.90X TBV)
- Internal Rate of Return > 25%
- Cost Savings of 35% to 40%

EPS Accretion +35%

DELTATRUST

Announced:	Mar. 2014
Closed:	Aug. 2014
System Conversion:	Oct. 2014

- $455 million in Assets and $813 million in Trust Assets
- Markets: Little Rock MSA, Northwest AR and South AR
- Purchase Price: $63 million (15.4X LTM Earnings & 1.53X TBV)
- Internal Rate of Return > 22%
- Cost Savings of 35%

First State

Announced:	May 2014
Closed:	Feb. 2015
System Conversion:	Sep. 2015

- $2.0 billion in Assets
- Markets: Tennessee (Union City, Nashville, Knoxville, Jackson & Memphis)
- Purchase Price: $278 million (12.1X LTM Earnings & 1.68X TBV)
- Internal Rate of Return > 18%
- Cost Savings of 20%

LIBERTY BANCSHARES, INC

Announced:	May 2014
Closed:	Feb. 2015
System Conversion:	Apr. 2015

- $1.1 billion in Assets
- Markets: Missouri (Springfield, Joplin and Branson)
- Purchase Price: $220 million (12.0X LTM Earnings & 1.97X TBV)
- Internal Rate of Return > 19%
- Cost Savings of 25%

EPS Accretion +40%

Trust Company of the Ozarks Acquisition

TCO
TRUST COMPANY of the OZARKS

Announced:	April 2015
Closed:	Oct. 2015
Conversion:	Feb. 2016

- $1 billion in assets under management
- 1,300+ client base
- Market: Southwest Missouri
- Purchase Price: $20.7 million (75% stock / 25% cash) (1)
- Cost Savings of 15%
- Immediately accretive to earnings

Transaction Multiples (1):

- Price / 2014 Revenue 3.4X
- Price / 2014 EBITDA 10.2X
- Price / 2014 Net Income 16.9X
- Price / AUM 2.00%

Key Financial Highlights

(Dollars in 000's)	2011	2012	2013	2014
# of Accounts	1,097	1,203	1,296	1,335
AUM ($)	694,000	797,000	926,000	1,029,000
Revenue	4,104	4,676	5,278	5,884
Pre-Tax Income	1,031	1,231	1,644	1,861
Net Income	646	764	1,024	1,181

Assets Under Management Growth



$1,200
$1,000
$800
$600
$400
$200
$0
CAGR 16%
$495
$660
$694
$797
$926
$1,029
2009
2010
2011
2012
2013
2014

Overview

- Established in 1998. TCO is one of the region's strongest and soundest trust and investment management firms
- Operates under a state non-depository trust charter
- Experienced staff with more that 200 combined years of experience
- Proven ability to grow AUM, with over $1 billion in AUM and 16% CAGR since 2007
- Returns have consistently exceeded benchmarks
- Relationship focus drives new business and AUM growth
- TCO is the only independent trust company in Missouri outside of St. Louis or Kansas City

Clients and Products

- Almost 90% of new business referrals in 2014 were from attorneys, CPAs, insurance professionals and current clients
- Products include investment management, trust services, personal representatives (executor of wills) and custodial services

(1) *Net purchase price is $20.0 million (less SFNC's existing ownership in OTIC). Consideration % and multiples are based on the net purchase price. Purchase price is as of announcement date.*

Proven Acquirer and Integrator



First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
American Bancshares of Arkansas, Inc.
December 9, 1998
AMERICAN STATE BANK
Lincoln Bankshares Inc.
January 15, 1999
BANK OF LINCOLN
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
ALLIANCE BANK
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
TRUMAN BANK
Excel Bank
October 19, 2012
EXCEL
TCO
LIBERTY
February 27, 2015
DELTATRUST
August 31, 2014
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
August 1, 1995
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
First Financial Banc Corporation
July 17, 2000
Financial Centers: 6
FIRST BANK OF ARKANSAS
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Southwest Community Bank
May 14, 2010
Community Bank
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Security Savings Bank
Security Savings Bank
October 15, 2010
First State
February 27, 2015

M&A since 1990:

- 11 Whole bank acquisitions
- 1 Trust Company
- 5 Bank branch deals (total of 20 branches)
- 1 Bankruptcy (363) acquisition
- 4 FDIC failed bank acquisitions
- 4 RTC failed thrift acquisitions

Timeline for Conversion and Integration

2014		
Mar:	✓	Convert MNB, integrate 35 branches and close 27 branches
Apr:	✓	Regulatory filings *(Charter Consolidation & Delta Trust)*
May:	✓	Convert 3 legacy charters *(SFB-NEA, SFB-Searcy & SFB-Hot Springs)*
Jun:	✓	Regulatory approval *(Delta Trust)*
Jul:	✓	Regulatory filings *(First State & Liberty)*
	✓	File S-4 *(Delta Trust)*
	✓	File S-4's *(Combined – First State & Liberty Bank)*
Aug:	✓	Close on Delta Trust *(Delta Trust Shareholder meeting)*
	✓	Convert remaining 3 legacy charters *(Russellville, El Dorado & Lake Village)*
Oct:	✓	Delta Trust conversion
Nov:	✓	Shareholder meetings *(SFNC, First State & Liberty)*
2015		
Feb:	✓	Close on First State Bank (Community First)
	✓	Close on Liberty Bank
Apr:	✓	Convert Liberty Bank
Sep:	✓	Convert First State Bank
Oct:	✓	Close on Trust Company of the Ozarks
Feb-16:	✓	Convert and integrate Trust Company of the Ozarks

Regional Structure



Kansas
Missouri
Arkansas
Tennessee
Kansas City
Saint Louis
Wichita
Springfield
Union city
Nashville
Knoxville
Memphis
Little Rock
Pine Bluff
OK
TX
LA
MS
AL
GA
KY
IL
1
2
3

1 Arkansas Region

- Loans $2.3B
- Deposits $3.6B

2 Missouri/Kansas Region

- Loans $1.3B
- Deposits $1.0B

3 Tennessee Region

- Loans $1.0B
- Deposits $1.3B

Market Demographics and Deposit Market Share

Market	2016 Population (in thousands)	2016 Median HH Income ($)	2010-2016 Pop. Growth Actual (%)	2016-2021 Pop. Growth Projected (%)	SFNC Deposits In Market ($ in millions)	SFNC Deposit Market Rank	Total Deposits In Market ($ in millions)
Arkansas	2,981	43,316	2.22	1.93	3,533	5	56,393
Tennessee	6,624	46,781	4.37	3.82	1,545	12	131,392
Missouri	6,091	49,314	1.71	1.62	1,012	18	132,636
Kansas	2,919	54,275	2.32	2.04	67	171	66,258
National Average		**55,551**	**4.43**	**3.69**			
Arkansas Major MSAs							
Little Rock, AR(MSA)	738	50,381	5.47	3.76	1,116	7	16,220
Little Rock, AR (city)					*780*	*4*	*9,779*
Fayetteville-Springdale-Rogers	515	51,864	11.28	6.65	236	8	9,026
Tennessee Major MSAs							
Nashville, TN	1,840	55,922	10.14	6.87	322	24	48,132
Jackson, TN	130	42,483	0.06	1.18	113	8	2,125
Knoxville, TN	865	47,037	3.30	3.35	41	38	15,272
Memphis, TN	1,347	49,103	1.69	2.00	95	37	27,249
Missouri\Kansas Major MSAs							
Springfield, MO	458	44,113	4.85	3.44	404	5	8,787
St. Louis, MO	2,813	57,858	0.91	1.04	112	69	69,953
Kansas City, MO/KS	2,094	59,028	4.23	3.19	52	84	47,689
Johnson County, KS	*585*	*77,378*	*7.49*	*4.97*	*35*	*45*	*16,625*
Wichita, KS	645	52,458	2.23	2.17	32	44	14,054

Source: SNL Financial

Non-Banking Business Units

Simmons First Credit Cards

- $170 million nationwide credit card portfolio
- Loan yield with fees over 13%
- History of excellent credit quality
  - 1.46% net charge-offs (Q1-2016)

Simmons First Finance Company

- $50 million consumer portfolio
- Loan yield over 14%
- Good regulatory compliance track record
- Strong credit quality
  - 0.22% net charge-offs (Q1-2016)

Simmons First Mortgage

- ~$635 million mortgage originations
- ~72% purchase vs. 28% refinance

Simmons WEALTH MANAGEMENT

PRIVATE BANK

TRUST

- $4.5 billion in trust assets
- Profit margin ~ 30%
- Growing investment advisory business

INVESTMENTS

- Retail Group - $1 billion in assets under management
- Institutional Group - Bank Broker Dealer

INSURANCE

- Middle Market Property & Casualty Commercial Clients
- Employee benefits division
- 8 offices, with expansion plan into other markets

Revenue Opportunities

	Arkansas	Tennessee	Kansas / Missouri
Wealth Management			
Trust	✔		✔ TCO
Investments	✔	✔	
Insurance	✔	✔	
Private Bank	✔		
Agriculture Lending	✔		
Equipment Finance	✔		
Consumer Finance		✔	
Credit Cards	✔		
SBA Lending		✔	✔

- **None of our accretion estimates include the potential benefits of expanding these business lines**

Financial Highlights *(2015 and Q1-16)*

2015 (YTD)	2014 Earnings	2015 Earnings	Change $	Change %	2014 EPS	2015 EPS	Change $	Change %
GAAP Results	$35.7	$74.1	$38.4	108%	$2.11	$2.63	$0.52	25%
Non-recurring items	3.0	15.5	12.5		0.18	0.55	0.37	
Core Results	**$38.7**	**$89.6**	**$50.9**	**132%**	**$2.29**	**$3.18**	**$0.89**	**39%**
ROA, Core	0.86%	1.25%						
ROTCE, Core	11.89%	15.05%						
Efficiency Ratio, Core	67.2%	59.1%						
NIM	4.47%	4.55%						
NIM, Core	3.53%	3.82%						

Q1-2016 Results	Q1-15 Earnings	Q1-16 Earnings	Change $	Change %	Q1-15 EPS	Q1-16 EPS	Change $	Change %
GAAP Results	$8.7	$23.5	$14.8	170%	$0.39	$0.77	$0.38	97%
Non-recurring items	7.0	(0.3)	(7.3)		0.31	(0.01)	(0.32)	
Core Results	**$15.7**	**$23.2**	**$7.5**	**48%**	**$0.70**	**$0.76**	**$0.06**	**9%**
ROA, Core	1.10%	1.24%						
ROTCE, Core	14.16%	14.13%						
Efficiency Ratio, Core	62.1%	58.7%						
NIM	4.34%	4.41%						
NIM, Core	3.55%	3.92%						

EPS = Diluted Earnings per Share

NOTE: Core excludes non-recurring income and expense items (i.e. merger related cost, branch rightsizing cost, one-time gains, etc...). Core NIM excludes interest accretion from excess credit mark. Core results are non-GAAP measurements.

SFNC: Performance Trends

Core ROA



1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.76%
0.81%
0.77%
0.86%
1.25%
1.24%
2011
2012
2013
2014
2015
Q1-16

Core ROTCE



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
7.43%
7.81%
7.54%
11.89%
15.05%
14.13%
2011
2012
2013
2014
2015
Q1-16

Core Efficiency Ratio



75%
70%
65%
60%
55%
50%
67.86%
70.17%
71.28%
67.22%
59.10%
58.73%
2011
2012
2013
2014
2015
Q1-16

Core Diluted EPS



$3.53
$3.03
$2.53
$2.03
$1.53
$1.03
$0.53
$0.03
$1.45
$1.59
$1.69
$2.29
$3.18
$3.31
Analyst Consensus
2011
2012
2013
2014
2015
2016e

Simmons First National Corporation

NOTE: Core excludes non-recurring income and expense items (i.e. merger related cost, branch rightsizing cost, one-time gains, etc...).
Core results are non-GAAP measurements.

Financial Highlights

Pre-acquisitions (June 2013) compared to March 2016

	June 2013 Actual	March 2016 Actual
Assets	$3.4B	$7.5B
Loans, net of discounts	$1.9B	$4.9B
Deposits	$2.8B	$6.1B
Investment Security Portfolio	$0.7B	$1.5B
LTM Core Diluted Earnings Per Share (1)	$1.60	$3.22
Common shares outstanding	16.3M	30.3M
Tangible book value per share	$20.74	$22.84
NPA	0.92%	1.16%
TCE Ratio	10.06%	9.68%
Regulatory Leverage Ratio	10.95%	11.07%
Market Capitalization	$0.4B	$1.4B
% Institutional ownership	45%	46%

(1) Excludes non-recurring income and expense items (non-GAAP)

Loan Portfolio

State	Total Loans	% of Total
AR	$2.3B	47%
TN	$1.0B	20%
MO\KS	$1.3B	27%
Other [(1)]	$0.3B	6%

Re-pricing	% of Total
Variable, Adjustable or Fixed < 1 YR Maturity	37%
Fixed Rate	63%

CRE-Loans	% of Total
Owner Occupied	41%
Non-owner Occupied	59%

Total Loan Portfolio
$4.9 billion

March 31, 2016


Agricultural 3%
Credit Card 4%
Consumer 6%
Construction 7%
Single-Family Residential 24%
Commercial Real Estate 42%
Commercial 14%

(1) Includes credit card, indirect, & equipment finance (nationwide)

Loan Growth

Linked Quarter Loan Growth

$ in millions	Q4 2015	Q1 2016	$ Change	% Change
Legacy Loans *(includes acquired migrated)*	$3,246	$3,473	$227	7.0%
Acquired Loans, net of discounts	1,673	1,457	(216)	(12.9%)
Total Loans, net of discounts	**$4,919**	**$4,930**	**$11**	**0.2%**

Note: Seasonally adjusted (agriculture and credit card loans) linked quarter total loan growth is ~1%, or ~3% annualized.

Credit Quality: Legacy Portfolio

Excludes acquired loans

Data in %	2007	2008	2009	2010	2011	2012	2013	2014	2015	Q1 2016
NPL [3] – SFNC	**0.60**	**0.81**	**1.35**	**1.98**	**1.74**	**1.42**	**1.07**	**0.74**	**0.68**	**1.32**
NPL [3] – All US Banks [1]	*0.93*	*2.19*	*4.41*	*4.15*	*4.11*	*3.36*	*2.67*	*2.07*	*1.71*	
NPA – SFNC	**0.51**	**0.64**	**1.12**	**1.71**	**1.52**	**1.61**	**1.91**	**1.30**	**0.89**	**1.16**
NPA – All US Banks [1]	*0.90*	*1.96*	*3.81*	*3.69*	*3.53*	*2.91*	*2.30*	*1.72*	*1.40*	
Net Charge-offs – SFNC [2]	**0.16**	**0.30**	**0.38**	**0.52**	**0.30**	**0.26**	**0.15**	**0.20**	**0.16**	**0.11**
Net Charge-offs – All US Banks [1]	*0.62*	*1.34*	*2.67*	*2.67*	*1.64*	*1.12*	*0.70*	*0.49*	*0.43*	

"Great Recession" (2008–2010)

(1) Source: SNL Financial
(2) Excludes Credit Card net charge-offs
(3) Includes TDRs

NOTE:
The increase in the Q1-2016 non-performing ratios, compared to 2015, is primarily the result of a single credit totaling $13.5 million. Management feels the current reserve is adequately for the potential exposure related to this credit. Excluding this credit, the non-performing ratios were relatively unchanged from the previous quarter.

Credit Quality: Credit Card Portfolio



History of Strong Asset Quality
(Net Charge-offs)
Net Charge-off %
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
1991 Recession
2001 Recession
2008 "The Great Recession"
4.9%
1.3%
6.6%
2.1%
10.5%
2.6%
2.9%
1.5%
*
*
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
Q1-16
SFNC
Industry

* Federal bankruptcy reform impacted charge-offs in 2005

Credit Quality: Consumer Finance Company

	Average Balance *($ in millions)*	Net Charge-off (%)	Weighted Average Yield (%)
2006	33.3	**1.23**	14.1
2007	37.3	**1.44**	14.3
2008	47.7	**3.16**	14.2
2009	54.0	**2.83**	13.5
2010	53.0	**1.80**	13.4
2011	50.6	**1.35**	13.6
2012	47.9	**1.42**	13.4
2013	48.1	**0.87**	13.0
2014	50.5	**1.10**	12.7
2015	50.1	**1.77**	13.7
Q1-16	50.9	**0.22**	14.1

Credit Quality: Loan and Credit Coverage

$ in millions	Actual 3/31/16	Coverage
Legacy Loan Portfolio	**3,473**	
Allowance for Loan Loss	(32.7)	0.9%
Loans acquired	**1,503**	
Loan discount	(46.1)	3.1%
Total Loans, before discounts	**4,976**	
Total allowance for loan loss and loan discount	(78.8)	1.6%

Consistent Dividend History

107 Consecutive Years

Current Dividend Yield 2%
Dividend Payout Ratio[1] 30%


Dividend per share
$1.00
$0.80
$0.60
$0.40
$0.20
$0.28
$0.32
$0.36
$0.40
$0.44
$0.48
$0.53
$0.57
$0.61
$0.68
$0.73
$0.76
$0.76
$0.76
$0.76
$0.80
$0.84
$0.88
$0.92
$0.96
Projected based on 4/1/16's dividend payment
'97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16

(1) Based on LTM core earnings per share

1 Year Total Shareholder Return

(Dividends + Stock Appreciation) ***4/22/15 – 4/22/16***


SFNC +8.1%
SNL Mid Cap U.S. Bank Index +5.9%
Total Return (%)
40
30
20
10
0
-10
-20
Apr-2015
Jul-2015
Oct-2015
Jan-2016
Apr-2016
SFNC
SNL Mid Cap Bank

Source: SNL Financial

Stock Price $46.88 as of 4/22/16

Long-term Shareholder Return

(Dividends + Stock Appreciation)

Pre-economic downturn 12/31/07 – 4/22/16


SFNC +121%
SNL Mid Cap U.S. Bank Index (16%)
Total Return (%)
200
150
100
50
0
-50
-100
Dec-2007
Dec-2008
Dec-2009
Dec-2010
Dec-2011
Dec-2012
Dec-2013
Dec-2014
Dec-2015
SFNC
SNL Mid Cap Bank

Investment Profile

Market Data as of 4/22/16	SFNC
Stock Price	$46.88
52 week price range	$38.30 - $58.75
Common Shares Outstanding	30.3 million
Market Capitalization	$1.4 billion
% Institutional Ownership	~46%
Valuation & Per Share Data	
Price / LTM Core EPS as of 3/31/16	14.6x
Price / 2016 EPS (1)	14.2x
Price / 2017 EPS (1)	13.0x
Price / Tangible Book	2.1x

(1) based upon analyst EPS consensus of $3.31 and $3.61 as of 4/22/16

2016 Strategic Focus

- "Table Stakes"
  - Asset Quality
  - Regulatory Compliance
- Internal revenue opportunities
- Efficiency initiatives
- Branding in new markets and product enhancement
- $10 billion threshold
- Acquisitions
  - Traditional banking – enhance current footprint and consider expanding into adjoining states (inside-out strategy)
  - Non-banking – trust, investments, insurance and credit card

Why Simmons First?

- **Multiple paths to above average earnings growth**
  - ❖ M&A accretion, cost savings and revenue enhancements
  - ❖ Continued efficiency initiatives
  - ❖ Organic legacy loan growth
- **Experienced and deep management**
- **Exceptional balance sheet**
- **Consistent historical earnings performance**
- **Attractive dividend yield and total shareholder return**

Committed to delivering a sophisticated and diverse range of products with the service level of a community bank

Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office